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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   March 9, 2000
                                                             -------------


                                HotJobs.com, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-26891                                         13-3931821
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(Commission File Number)                    (I.R.S. Employer Identification No.)


24 West 40th Street, 14th Floor, New York, NY             10018
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  (Address of Principal Executive Offices)              (Zip Code)


                                 (212) 699-5300
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         A copy of the Company's press release announcing that the Circuit Court for Fairfax County, VA granted HotJobs.com's motion for a Preliminary Injunction and enforced an agreement between HotJobs.com and Digital City, Inc. is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         A copy of the Order and the Court's letter opinion relating to the above-referenced motion are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits. The following documents are filed as exhibits to this report:

             99.1      Press Release dated March 9, 2000.

             99.2 Letter from the Nineteenth Judicial Circuit of Virginia and Order dated March 8, 2000.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HotJobs.com, Ltd.
                                             -----------------
                                             (Registrant)


                                             By: /s/ Richard S. Johnson
                                                 --------------------------
                                                 Name: Richard S. Johnson
                                                 Title: President and Chief
                                                        Executive Officer




Dated:  March 9, 2000

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                                  Exhibit Index



Exhibit

         99.1     Press Release, dated March 9, 2000.

         99.2 Letter from the Nineteenth Judicial Circuit of Virginia and Order dated March 8, 2000.